UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03872

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2015

Item 1. Report to Shareholders

Tax-Free Short-Intermediate Fund	August 31, 2015

The views and opinions in this report were current as of August 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds posted modestly positive results in the six-month period ended August 31, 2015, outperforming taxable bonds. Munis are one of the best-performing asset classes for the year to date, as global markets and other higher-risk assets have fallen sharply in recent months in response to China’s economic deceleration and tumbling commodity prices. Tax-free and taxable money market rates remained close to 0.00%, as the Federal Reserve prepared to begin raising short-term rates. While there was little performance difference among short-, intermediate-, and long-term securities, higher-quality municipals outpaced lower-quality issues. The T. Rowe Price Tax-Free Funds generally performed in line with or better than their benchmarks in the last six months, and the funds’ longer-term relative performance records remained favorable.

ECONOMY AND INTEREST RATES

The economy improved from sluggish first-quarter growth, expanding at an annualized pace of 3.7% in the second quarter of 2015 according to the most recent estimates. The labor market continued to improve, with solid job gains driving the national unemployment rate down to 5.1% in August, its lowest level since 2008. Inflation is likely to remain very low in the near term due to recent declines in oil and other commodity prices. Lower energy costs bode well for consumer spending in the second half of the year. Despite the recent global financial market volatility, the Federal Reserve still seems to be on track to begin raising short-term U.S. interest rates at some point in the months ahead. Subsequent rate hikes are expected to be very gradual.

There were large fluctuations in U.S. Treasury and municipal yields during the reporting period in anticipation of the onset of tighter Fed monetary policy and in response to turmoil in global markets. Both the U.S. Treasury and municipal yield curves steepened over the period, though long-term municipal yields did not rise as much as their Treasury counterparts with similar maturities. At the end of the reporting period, 30-year municipal bonds yielded more than comparable-maturity Treasuries, making them attractive versus taxable bonds as an alternative for taxable fixed income investors.

As an illustration of their relative attractiveness, on August 31, 2015, the 3.10% yield offered by a 30-year tax-free general obligation (GO) bond rated AAA was about 105% of the 2.95% pretax yield offered by a 30-year Treasury bond. Including the 3.8% net investment income tax that took effect in 2013 as part of the Affordable Care Act, the top marginal federal tax rate currently stands at 43.4%. An investor in this tax bracket would need to invest in a taxable bond yielding about 5.48% to receive the same after-tax income as that generated by the municipal bond. (To calculate a municipal bond’s taxable-equivalent yield, divide the yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.434, or 0.566.)

MUNICIPAL MARKET NEWS

In the first eight months of 2015, total municipal bond issuance was $289 billion, according to The Bond Buyer, a substantial year-over-year increase. Refunding debt has been rising significantly, as muni issuers have been taking advantage of cheap borrowing costs to refinance older, higher-cost debt. Inflows into the muni market in the first quarter of the year transitioned into a slow but steady pace of outflows during the summer months, though demand from individual investors has been picking up in response to higher muni yields. Overall, flows remain positive for the year to date.

When Less Is Really More

Despite low nominal yields, municipal bonds remain attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields					
	Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

With a few exceptions, fundamentals for municipal issuers remain solid overall. The overwhelming number of issuers in the $3.7 trillion municipal bond market are acting responsibly—raising revenues, reducing expenses, balancing budgets, and taking steps to address long-term liability issues. Most state and local governments have been very cautious about adding to indebtedness since the financial crisis, and a strengthening economy has helped tax revenues rebound. Over 60% of the market is AAA or AA rated, as measured by the Barclays Municipal Bond Index.

Although the market is overwhelmingly high quality, many states and municipalities are grappling with underfunded pensions and other post-employment benefit (OPEB) obligations. Investors often overlooked this long-term risk in the past. We believe that the market will price in higher pension risks over time as the magnitude of unfunded liabilities becomes more conspicuous. New reporting rules from the Governmental Accounting Standards Board will bring greater transparency to state and local governments’ pension funding gaps.

In the last six months, Chicago’s financial problems, highlighted by an underfunded pension system and other considerations, drew increasing attention after the city’s GO debt was downgraded to below investment-grade status by Moody’s in May. The timing of the move by Moody’s came just as the Illinois Supreme Court had reversed steps toward pension reform that had recently been introduced in the state. In July, Chicago’s plan to reform a portion of its underfunded pension system was similarly struck down by an Illinois Circuit Court judge, who ruled that the proposed changes diminish pension benefits for individual workers and violate the state constitution, which led to further credit spread widening for both the city and the state. Most of our municipal portfolios have no exposure to GO debt issued by Chicago, and the recent developments in the city reinforce our bias for revenue bonds that are more insulated from the pension funding risks faced by GO debt.

Puerto Rico was also in the headlines during our reporting period. In late June, Governor Alejandro García Padilla conceded that the U.S. territory could not continue servicing its roughly $72 billion in public debt. The commonwealth subsequently experienced its first official default when it failed to make the full payment due on its Public Finance Corporation bonds at the beginning of August; while this event weighed on the high yield muni index, contagion in the broad muni market has been limited. After our reporting period ended, the commonwealth released a fiscal and economic growth plan that will likely entail a debt restructuring, as the priority of paying debt service as scheduled was notably absent from the plan. T. Rowe Price’s municipal team has long maintained that Puerto Rico’s debt burden is unsustainable and would eventually need to be restructured, and our municipal bond portfolios have had very little exposure to the commonwealth’s bonds for some time.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1 percentage point rise in rates. Even this is only part of the picture, however— rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

In terms of sector performance, revenue bonds outperformed GOs over the last six months. We continue to favor bonds backed by a dedicated revenue stream over GOs, with a preference for higher-yielding health care and transportation debt. Among revenue bonds, housing, hospital, and water and sewer bonds posted the strongest performance, while leasing was the only revenue sector to post negative returns. High yield tobacco performed particularly well over the period, outpacing the broad municipal market by a wide margin.

PORTFOLIO STRATEGY

TAX-EXEMPT MONEY FUND

The fund returned 0.01% during the six months ended August 31, 2015, compared with the 0.00% return of the Lipper Tax-Exempt Money Market Funds Index. All money market rates continue to be closely tied to the Federal Reserve’s fed funds target rate of 0.00% to 0.25%.

Persistently low money market rates continue to suppress income for investors in the fund. The Fed has maintained a zero rate monetary policy stance since the 2008 financial crisis and has not raised interest rates since 2006. However, with the U.S. economy continuing to show improvement, many market observers have concluded that the Fed will lift short-term rates sometime this year.

Still, the municipal money market has been quite slow in fully pricing in this view. Over the past six months, overnight yields have stayed largely unchanged at 0.01%. Longer-term money market yields have increased, with the yield on one-year offerings moving higher by about seven basis points to 0.23%. Expectations for higher interest rates within the investment horizon could be one reason for this steepening in the money market yield curve.

The low interest rates over the last few years have contributed to an imbalance between supply and demand as issuers chose to borrow for longer periods to lock in currently favorable financing costs, leading to less short-term issuance to offset maturing debt. We have discussed this concern in prior letters, and at this time, we see no signs of abatement. Variable rate demand note (VRDN) supply is currently around $239 billion, down 57.7% from the high in 2007 of $565 billion. The result has been dramatic—for the first time in many years, total municipal money market assets under management ($247 billion) are higher than VRDN supply outstanding. This imbalance goes a long way toward explaining the near-zero yields that persist on short-dated municipal money market instruments.

Better economic conditions are also having an impact on supply. Municipalities have seen revenues increase over the last couple of years, reducing their need for short-term borrowing. As a result, two of the largest borrowers in the municipal money market—Texas and California—will not be issuers this year. This is good news for municipalities but bad news for money funds because both issuers are well-known, liquid names owned by a large number of portfolios. Other municipalities are also reducing their money market borrowing. The result is a further reduction in money market supply, as overall note issuance is expected to decrease by at least 20% this year.

Credit quality plays a large role in the management of the fund. As a policy, we favor highly rated securities such as state and local GOs as well as hospital and education revenue bonds. Some prominent positions in the portfolio include State of Texas; King County, Washington; Trinity Health; and Duke University. The Fed remains cautious in removing monetary accommodations, and we believe that the path toward rate normalization will be long and slow. As always, we remain committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our shareholders. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Finally, as we have discussed previously, the Securities and Exchange Commission rule changes affecting money market funds are expected to become effective in October 2016. T. Rowe Price is currently reviewing these rule changes and their ramifications for shareholders. For most shareholders, there will be no more than a minimal change to their investments. We intend to offer a full range of investing solutions and will write more about this important topic as the situation unfolds.

TAX-FREE SHORT-INTERMEDIATE FUND

The fund returned -0.02% during the six-month reporting period compared with -0.44% for the Lipper Short-Intermediate Municipal Debt Funds Average, which measures the performance of competing funds. (Performance is also shown in the table for the Advisor Class, which has a different fee structure.) While security selection within the revenue bond sector was slightly negative over the reporting period, the fund continues to benefit from our overweight to the sector—particularly to the health care subsector. Our zero exposure to Puerto Rico also aided returns. The fund’s net asset value per share was $5.62 at the end of August, down from $5.66 six months earlier. Dividends per share contributed $0.04 to the fund’s total return during the reporting period.

Over the last six months, we reduced the fund’s duration by about 0.2 years to finish the reporting period about 5% shorter than the duration of the benchmark. This defensive duration positioning results from our expectation for increased volatility in shorter-maturity securities as the Fed moves toward interest rate normalization. However, we do not anticipate that the central bank’s actions will move short-term rates substantially higher. We believe the yield curve will flatten modestly as the Fed raises short-term rates, and we will likely extend the portfolio’s duration to take advantage of the higher rates available on longer-maturity debt.

In terms of yield curve positioning, we maintained a “barbell” strategy that overweights short- and long-maturity securities and underweights intermediate-term debt. Over the last six months, we have invested cash in short-maturity bonds, increasing the fund’s exposure to securities maturing within two years. We also added a few small positions—including several hospital revenue bonds—in the 10- to 15-year part of the yield curve to manage duration and pick up additional yield. While returns were generally flat along the yield curve over the reporting period, the fund’s barbelled curve positioning has aided relative returns over the long term.

The fund’s sector allocations did not change significantly during the reporting period. We continued to emphasize revenue bonds, favoring the relative security of specific claims on revenues versus the generic pledges of taxing power associated with GOs. Within the revenue sector, health care and transportation remain the fund’s largest allocations and overweights relative to the index. We did add to a handful of local GOs, including New York City and Maryland municipalities, which caused our overall allocation to GOs to tick up slightly. We continue to avoid Puerto Rico and have very small holdings of Illinois and New Jersey debt as we generally steer clear of states where we see mounting fiscal pressures from growing pension liabilities. As always, we will continue to focus on the municipal bonds and sectors that our fundamental research-driven investment process uncovers as having superior prospects for long-term returns. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

TAX-FREE INCOME FUND

The fund returned 0.33% during the six-month period ended August 31, 2015, compared with -0.13% for the Lipper peer group average, which measures the performance of competing funds. (Performance for the Advisor Class was somewhat lower, reflecting its different fee structure.) The fund’s relative outperformance was driven by our emphasis on revenue bonds over GOs as well as strong security selection coming from the health care and transportation segments of the market. The fund’s net asset value per share was $10.30 at the end of August, down from $10.46 six months earlier. Dividends per share contributed $0.19 to the fund’s total return during the reporting period.

The fund’s duration declined slightly to 4.3 years and was shorter than the duration of the Barclays Municipal Bond Index as well as the peer fund median. The fund’s weighted average maturity also decreased to 16.4 years, yet remained longer than that of the benchmark, reflecting our bias toward bonds with longer maturities. As for yield curve positioning, we maintained an overweight relative to the benchmark in maturities 20 years and longer to earn the additional yield available on longer-maturity securities. Our yield curve emphasis continues to be on the long-maturity end, a positioning that has aided returns over longer time periods. We believe the yield curve will flatten modestly in the coming months as the Fed raises short-term rates. Returns were generally flat across the yield curve during the six-month period.

There was no significant change to the fund’s credit quality profile. We maintained an overweight to A and BBB rated holdings, as we believe they offer greater value than their higher-quality counterparts. Of note, the fund has no exposure to bonds issued by the Commonwealth of Puerto Rico and its agencies, reflecting our view that the U.S. territory’s fiscal deficits and bloated indebtedness are unsustainable.

The fund’s overall sector weightings were also little changed over the course of the reporting period. Our bias toward revenue bonds over GOs remained intact as a result of our longer-term concern that many municipalities will face fiscal challenges related to pension and health care liabilities. Health care and transportation were the two largest sector allocations and overweights relative to the index and generated strong security selection results for the fund over the reporting period. Our allocation to the prerefunded sector increased by three percentage points, as a number of fund holdings were refinanced by their issuers and recategorized into this sector.

We sold securities from issuers that we believe may underperform in the future due to growing pension liabilities, such as Chicago and New Jersey state-appropriated debt, as well as various corporate-backed and project-finance securities where we view weakening credit fundamentals and/or relatively high market valuations as causes for potential underperformance.

With municipal market returns close to flat for the reporting period, our holdings that fared best varied in structure and characteristics. A number of lower-rated holdings continued to perform well, as did bonds with near-term issuer prepayment options that were priced at or near par. Illinois-related issuers dominated the list of the fund’s underperformers, including the Metropolitan Pier and Exposition Authority and the Regional Transportation Authority. We believe these issues will do well for the portfolio in the longer run. As always, we will continue to focus on the best long-term prospects in the municipal market, driven by our fundamental research-based investment process. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

TAX-FREE HIGH YIELD FUND

The Tax-Free High Yield Fund posted a return of 0.22% for the six-month period ended August 31, 2015, compared with 0.00% for our Lipper peer group. (The result for the Advisor Class, which has a different fee structure, is also shown in the table.) The fund’s net asset value per share was $11.83 at the end of August, down from $12.04 six months earlier, and dividends per share contributed $0.24 to the fund’s total return during the reporting period.

We added to our already significant exposures in the hospital and life care sectors, which were both among the best performers for the reporting period. The financial performance of hospital revenue bonds has improved markedly since the global financial crisis of 2008–2009. Operating margins have generally strengthened under the Affordable Care Act, as a larger percentage of the U.S. population now enjoys some health benefits. Several years of solid returns in the financial markets have further augmented hospital balance sheets. We added holdings in Meritus Medical Center (Maryland), Einstein Healthcare (Pennsylvania), and Owensboro Medical Health (Kentucky) during the reporting period. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Life care bonds, which are issued for continuing care retirement communities (CCRCs), have posted strong returns in recent years. We continue to believe that the demographics of an aging population provide a solid demand tailwind for this sector of the tax-exempt market. The recent recovery in the real estate market, coupled with improved investment returns, has rekindled demand for well-conceived retirement communities in many regions of the country. We participated in the refinancing of several existing CCRC bonds, including White Marsh (Pennsylvania), and initiated a position in Salemtown (North Carolina).

We benefited from our notable underweight position in Puerto Rico-domiciled issuers, particularly the COFINA (Puerto Rico Sales Tax Financing Corporation) bonds backed by sales taxes as well as Puerto Rico GOs. Expectations for full and timely payment on these bonds turned decisively negative following a June address from the governor in which he outlined the commonwealth’s significant fiscal stress and a desire to restructure bond commitments. Our small holdings in PREPA (Puerto Rico Electric Power Authority) recovered as prospects for a restructuring agreement with bondholders improved.

Our conservative positioning in tobacco securitization bonds detracted from relative performance for the six-month period as the sector sharply outpaced the broad municipal market. Cigarette shipments have recently declined at a slower rate, following years of precipitous drops due to taxation and successful cessation initiatives. We continue to anticipate defaults on long-maturity tobacco securitization bonds with highly leveraged structures. Conversely, we believe that select tobacco bonds that are currently paying down principal offer compelling relative value and maintain significant holdings of shorter-maturity bonds issued out of New Jersey and California.

We continue to favor revenue bonds issued by essential service providers such as airports and toll roads over GOs despite recent valuation and credit rating shifts in large, liquid issuers like Chicago and the State of New Jersey. We remain focused on infrastructure investments that have strong state sponsorship, limited competition, and outstanding demand prospects, and we added to our holdings in Ohio River Bridges (Indiana) and Elizabeth River Crossings (Virginia). We believe revenue bonds are largely shielded from the pension and OPEB issues plaguing many state and local GO borrowers. The municipal market is in the early stages of repricing risk in the GO market, long considered a bastion of credit safety. We are watching these developments keenly, particularly how they might affect valuations for medium- and lower-quality borrowers.

Fixed income markets have been gyrating sharply in recent months in anticipation of short-term interest rate hikes and due to significant global crosscurrents. In municipals, the headlines continue to be dominated by the poorest fiscal actors. In this environment, fundamental credit research is crucial. As always, we will continue to search for the best risk-adjusted investment opportunities in the medium- and lower-quality parts of the muni market.

INTERMEDIATE TAX-FREE HIGH YIELD FUND

The Intermediate Tax-Free High Yield Fund returned 0.32% for the six-month period ended August 31, 2015, compared with 0.00% for our Lipper peer group. (The result for the Advisor Class, which has a different fee structure, is also shown in the table.) The fund’s net asset value was $10.15 at the end of August, down from $10.24 six months earlier, and dividends per share contributed $0.12 to the fund’s total return during the reporting period.

Our strong bias toward revenue bonds over GOs remains intact. We have considerable exposure to the health care segment and added to these holdings over the six-month periods. Life care bonds, in particular, have posted strong returns in recent years, outpacing the broad municipal market handily. The recovery in real estate and other investment markets has rekindled demand for well-conceived retirement facilities in many regions. We continue to believe that the demographics of an aging population will favor this sector over the next decade. During the reporting period, we added bonds issued by Amsterdam at Harborside (New York), Redstone Village (Alabama), and Plymouth Place (Illinois). (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Hospital revenue bonds also performed well over the reporting period. The financial performance of hospitals has been improving for years. More recently, the Affordable Care Act has aided hospital profitability because a larger percentage of citizens have health insurance. In addition, prudent management and solid investment returns have bolstered health system balance sheets. We added Orange Regional Medical Center (New York) and Meritus Medical Center (Maryland) during the reporting period.

We benefited from our notable underweight position in Puerto Rico-domiciled issuers, particularly the COFINA bonds backed by sales taxes as well as Puerto Rico GOs. Expectations for full and timely payment on these bonds turned decisively negative following a June address from the governor in which he outlined the commonwealth’s significant fiscal stress and a desire to restructure bond commitments. Our holdings of short-maturity bonds backed by the Puerto Rico Government Development Bank detracted from relative performance.

We continue to favor industrial development bonds issued on a tax-exempt basis by corporations. Our holdings of airline bonds backed by Southwest Airlines, United Airlines, and American Airlines posted strong returns as the domestic economy improved and fuel prices dropped significantly. We remain constructive on this sector moving forward.

Our conservative positioning in tobacco securitization bonds detracted from relative performance for the six-month period as the sector sharply outpaced the broad municipal market. Cigarette shipments have recently declined at a slower rate following years of precipitous drops due to taxation and successful cessation initiatives. We continue to anticipate defaults on long-maturity tobacco securitization bonds with highly leveraged structures. Conversely, we believe that select tobacco bonds that are currently paying down principal offer compelling relative value and maintain significant holdings of shorter-maturity bonds issued out of New Jersey and California.

We are enthusiastic about the long-term prospects for the fund, especially for investors who are comfortable with medium- and lower-quality credit exposure but are less at ease with the potential for higher interest rates. We remain committed to utilizing our strong proprietary research to uncover the best investment opportunities in this marketplace.

OUTLOOK

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. While fundamentals are sound overall and technical support should persist, there could be hurdles later in 2015. In particular, with the Fed preparing to tighten monetary policy, we are mindful that rising rates would likely weaken the appetite for bonds with higher interest rate risk. However, with the Fed likely to act cautiously, the transition to higher rates may not be as painful as some fear.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. These funding gaps stem from investment losses during the financial crisis, insufficient plan contributions over time, and unrealistic return projections. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states.

Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Tax-Exempt Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Tax-Free Short-Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Tax-Free Income Fund

James M. Murphy
Chairman of the Investment Advisory Committee
Tax-Free High Yield Fund and Intermediate Tax-Free High Yield Fund

September 22, 2015

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF FIXED INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded, or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield bonds could have greater price declines than funds that invest primarily in high-quality bonds. Municipalities issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Barclays Municipal Bond Index: An unmanaged index that tracks municipal debt instruments.

Barclays 1–5 Year Blend (1–6 Year Maturity) Index: A subindex of the Barclays Municipal Bond Index. It is a rules-based, market value-weighted index of short-term bonds engineered for the tax-exempt bond market.

Barclays 65% High-Grade/35% High-Yield Intermediate Competitive (1–17 Year Maturity) Index: An index that tracks Barclays indexes of both investment-grade and below investment-grade municipal debt instruments.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Credit spread: The additional yield above that of a comparable-maturity Treasury security that investors demand for holding a bond with credit risk.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation (GO) debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Other post-employment benefits (OPEB): Benefits paid to an employee after retirement, such as premiums for life and health insurance.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Variable rate demand note (VRDN): Generally, a debt security that requires the issuer to redeem at the holder’s discretion on a specified date or dates prior to maturity. Upon redemption, the issuer pays par to the holder who loses future coupon payments that might otherwise be due. The VRDN might be especially attractive at times of rising rates, to protect against interest rate risk by redeeming at par value and reinvesting proceeds in a new bond.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the Tax-Free Short-Intermediate Fund, Tax-Free Income Fund, Tax-Free High Yield Fund, and Intermediate Tax-Free High Yield Fund have two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	Par	$ Value
MUNICIPAL SECURITIES 99.1%		
Alabama 0.2%		
Univ. of Alabama Board of Trustees, Birmingham Hosp. Series A, 5.00%, 9/1/15	1,600	1,600
Univ. of Alabama Board of Trustees, Birmingham Hosp. Series A, 5.00%, 9/1/16	3,400	3,547
		5,147
Alaska 0.5%		
Alaska HFC, Single Family, Series A, VRDN, 0.02%, 6/1/32 (1)	10,000	10,000
		10,000
Arizona 1.0%		
Arizona HFA, Banner Health, Series D, 5.00%, 1/1/17	4,000	4,234
Arizona HFA, Phoenix Children's Hosp., Series A, 4.00%, 2/1/17	1,700	1,772
Arizona HFA, Phoenix Children's Hosp., Series A, 5.00%, 2/1/18	1,995	2,169
Arizona HFA, Phoenix Children's Hosp., Series A, 5.00%, 2/1/19	3,500	3,898
Arizona Transportation Board, Series A, 5.00%, 7/1/17	5,530	5,972
Phoenix Civic Improvement Corp., Wastewater, 5.50%, 7/1/17	3,640	3,966
		22,011
Arkansas 0.1%		
Univ. of Arkansas, Athletic Fac., Fayetteville Campus Series A, 3.00%, 9/15/17	500	523
Univ. of Arkansas, Athletic Fac., Fayetteville Campus Series A, 5.00%, 9/15/18	500	560
		1,083
California 12.4%		
Bay Area Toll Auth., Series B, 1.50%, 4/1/47 (Tender 4/2/18)	4,100	4,139
California, Economic Recovery, Series A, 5.00%, 7/1/18 (2)	8,190	9,149
California, Economic Recovery, Series A, 5.00%, 7/1/18 (2)	2,360	2,636
California, Economic Recovery, Series A1, 5.25%, 7/1/21 (Prerefunded 7/1/19) (3)	4,450	5,161

California, Economic Recovery, Series A2, 5.25%, 7/1/21 (Prerefunded 7/1/19) (3)	2,550	2,958
California, GO, 5.00%, 10/1/16	5,000	5,256
California, GO, 5.00%, 9/1/17	3,520	3,823
California, GO, 5.00%, 10/1/17	15,000	16,341
California, GO, 5.00%, 10/1/22	17,290	20,687
California, GO, 5.00%, 10/1/22	4,000	4,786
California, GO, 5.00%, 10/1/23	2,000	2,415
California, GO, 5.00%, 11/1/23	10,500	12,692
California, GO, 5.25%, 9/1/22	10,175	12,328
California, Series B, GO, 5.00%, 8/1/18	10,500	11,728
California, Various Purpose, GO, 5.00%, 10/1/17	4,500	4,902
California, Various Purpose, GO, 5.00%, 4/1/18	8,500	9,397
California, Various Purpose, GO, 5.00%, 6/1/18 (4)	1,000	1,077
California, Various Purpose, GO, 5.00%, 9/1/21	5,875	6,943
California, Various Purpose, GO, 5.00%, 4/1/22	1,185	1,409
California Dept. of Water Resources, Water & Power Supply 5.00%, 5/1/19	4,450	5,088
California Dept. of Water Resources, Water & Power Supply 5.00%, 5/1/16	13,135	13,553
California HFA, Saint Joseph Health, 5.00%, 7/1/34 (Tender 10/18/22)	5,000	5,968
California Public Works Board, Judicial Council, Series A 4.00%, 3/1/19	3,000	3,298
California Public Works Board, Judicial Council, Series A 5.00%, 3/1/20	1,000	1,159
California Statewide CDA, Kaiser Permanente, Series C 5.00%, 11/1/29 (Tender 5/1/17)	8,350	8,969
California Statewide CDA, Kaiser Permanente, Series L VRDN, 0.01%, 4/1/38	1,100	1,100
California Statewide CDA, Southern California Edison, Series C PCR, 4.25%, 11/1/33 (Tender 11/1/16) (5)	2,405	2,503

Golden State Tobacco Securitization Corp., Tobacco Settlement Asset Backed, Series A, 5.00%, 6/1/20	14,970	17,398
Los Angeles County Public Works Fin. Auth., 5.00%, 8/1/18	500	558
Los Angeles County Public Works Fin. Auth., 5.00%, 8/1/20	1,000	1,166
Los Angeles County Public Works Fin. Auth., 5.00%, 8/1/21	750	883
Los Angeles Dept. of Water & Power, Electric, Series C 5.00%, 1/1/16	10,000	10,041
Los Angeles Municipal Improvement Corp., Series A 5.00%, 3/1/16	2,500	2,561
Los Angeles Regional Airports Improvement Corp. LAXFuel Corp., Int'l. Airport, 5.00%, 1/1/16 (1)	550	558
Los Angeles Regional Airports Improvement Corp. LAXFuel Corp., Int'l. Airport, 5.00%, 1/1/17 (1)	1,170	1,235
Los Angeles Regional Airports Improvement Corp. LAXFuel Corp., Int'l. Airport, 5.00%, 1/1/18 (1)	310	337
Los Angeles Regional Airports Improvement Corp. LAXFuel Corp., Int'l. Airport, 5.00%, 1/1/19 (1)	1,550	1,727
Los Angeles Regional Airports Improvement Corp. LAXFuel Corp., Int'l. Airport, 5.00%, 1/1/20 (1)	550	626
San Buenaventura, Community Memorial Health 5.00%, 12/1/16	1,500	1,562
San Buenaventura, Community Memorial Health 5.25%, 12/1/17	1,625	1,738
San Buenaventura, Community Memorial Health 5.75%, 12/1/18	1,700	1,884
San Buenaventura, Community Memorial Health 6.00%, 12/1/19	675	770
San Francisco City & County Airports Commission Int'l. Airport, Gov't. Purpose, Series C, 5.00%, 5/1/21	2,725	3,152
San Francisco City & County Airports Commission Int'l. Airport, Gov't. Purpose, Series C, 5.00%, 5/1/22	4,800	5,497
San Francisco City & County Airports Commission Series 32G, 5.00%, 5/1/23 (5)	1,515	1,562
San Mateo County Joint Powers Fin. Auth., Capital Project Maple Street Correctional Center, 5.00%, 6/15/17	1,000	1,080

Delaware 0.0%		
Univ. of Delaware, VRDN, 0.01%, 11/1/35	1,000	1,000
		1,000
District of Columbia 0.8%		
District of Columbia, Series B, GO, 5.25%, 6/1/19 (6)	2,500	2,872
Metropolitan Washington Airports Auth., Series B 5.00%, 10/1/15 (1)(7)	1,375	1,381
Metropolitan Washington Airports Auth., Series C 5.00%, 10/1/17	700	762
Washington Convention & Sports Auth., 5.00%, 10/1/20 (6)	5,360	5,605
Washington Convention & Sports Auth., 5.00%, 10/1/21 (6)	6,895	7,210
		17,830
Florida 8.5%		
Brevard County HFA, Health First, 5.00%, 4/1/18	425	464
Brevard County HFA, Health First, 5.00%, 4/1/19	750	839
Brevard County HFA, Health First, 5.00%, 4/1/20	530	603
Brevard County HFA, Health First, 5.00%, 4/1/21	1,000	1,146
Brevard County HFA, Health First, 5.00%, 4/1/23	1,650	1,906
Broward County, Water & Sewer, Series B, 5.00%, 10/1/18	1,500	1,683
Broward County Airport, Series Q1, 5.00%, 10/1/18	500	559
Broward County Airport, Series Q1, 5.00%, 10/1/19	750	858
Florida, Board of Ed., Capital Outlay, Series A, GO 5.00%, 6/1/19	5,000	5,702
Florida, Board of Ed., Capital Outlay, Series B, GO 5.00%, 6/1/20	5,000	5,829
Florida, Board of Ed., Capital Outlay, Series C, GO 5.00%, 6/1/22	11,250	13,463
Florida, Board of Ed., GO, 5.00%, 6/1/18	11,480	12,770
Florida, Board of Ed., Lottery, Series B, 5.00%, 7/1/16	1,000	1,040
Florida, Board of Ed., Lottery, Series A, 5.00%, 7/1/16	5,795	6,026

Florida, Board of Ed., Lottery, Series A, 5.00%, 7/1/17 (7)	2,050	2,079
Florida, Board of Ed., Lottery, Series A, 5.00%, 7/1/17	12,505	13,499
Florida, Board of Ed., Lottery, Series E, 5.00%, 7/1/19	10,000	11,391
Florida, Board of Ed., Series C, GO, 5.00%, 6/1/17	10,935	11,779
Florida Dept. of Environmental Protection Documentary Stamp Tax, Series B, 5.00%, 7/1/16	4,850	5,042
Florida Dept. of Environmental Protection Documentary Stamp Tax, Series B, 5.00%, 7/1/17	5,700	6,148
Florida Municipal Power Agency, All-Requirements Power Supply, 5.00%, 10/1/17	500	542
Florida Municipal Power Agency, All-Requirements Power Supply, 5.00%, 10/1/18	600	668
Florida Municipal Power Agency, All-Requirements Power Supply, 5.00%, 10/1/19	525	598
Florida Municipal Power Agency, All-Requirements Power Supply, 5.00%, 10/1/21	685	796
Florida Municipal Power Agency, All-Requirements Power Supply, 5.00%, 10/1/22	1,265	1,480
Florida Municipal Power Agency, Series A, 5.00%, 10/1/17 (6)	6,755	7,309
Highlands County HFA, Adventist Health/Sunbelt Series A, 5.00%, 11/15/15	1,770	1,787
Highlands County HFA, Adventist Health/Sunbelt Series A, 5.00%, 11/15/16 (Prerefunded 11/15/15) (3)	300	303
Highlands County HFA, Adventist Health/Sunbelt, Series A VR, 5.00%, 11/15/16 (Prerefunded 11/15/15) (3)	1,000	1,010
Hillsborough County Aviation Auth., Tampa Int'l. Airport Series A, 5.00%, 10/1/15	2,000	2,008
Jacksonville, Sales Tax, 5.00%, 10/1/17	2,000	2,175
Jacksonville Electric Auth., Saint Johns River Power Park Series 23, 5.00%, 10/1/17	7,620	8,298
Miami-Dade County, Aviation, Series A, 5.00%, 10/1/16 (1)	1,250	1,312
Miami-Dade County, Aviation, Series A, 5.00%, 10/1/18 (1)	1,810	2,007
Miami-Dade County, Aviation, Series A, 5.00%, 10/1/19 (1)	2,525	2,852

Miami-Dade County, Aviation, Series A, 5.50%, 10/1/17	1,775	1,944
Miami-Dade County, Aviation, Series B, 5.00%, 10/1/17	3,950	4,286
Miami-Dade County Expressway Auth., Series B, 5.00%, 7/1/21	2,070	2,412
Miami-Dade County Expressway Auth., Series B, 5.00%, 7/1/22	1,500	1,757
Miami-Dade County Expressway Auth., Toll, Series A 5.00%, 7/1/17	650	701
Miami-Dade County Expressway Auth., Toll, Series A 5.00%, 7/1/18	1,000	1,110
Orange County, Tourist Dev. Tax, Series A, 5.00%, 10/1/15 (6)	6,820	6,848
Orange County, Tourist Dev. Tax, Series A, 5.00%, 10/1/17 (4)	9,165	9,971
Orange County HFA, Nemours Foundation, Series A 5.00%, 1/1/18	1,420	1,544
Orange County HFA, Nemours Foundation, Series A 5.00%, 1/1/19	1,000	1,116
Orange County HFA, Nemours Foundation, Series A 5.00%, 1/1/20	1,000	1,119
Orlando-Orange County Expressway Auth., 5.00%, 7/1/17	3,315	3,575
Reedy Creek Improvement District, Series A, GO, 4.00%, 6/1/17	1,700	1,796
Reedy Creek Improvement District, Series A, GO, 5.00%, 6/1/18	2,500	2,765
Reedy Creek Improvement District, Series A, GO, 5.00%, 6/1/19	1,800	2,040
Tampa, Cigarette Tax, H. Lee Moffitt Cancer Center, Series A 4.00%, 9/1/17	400	424
Tampa, Cigarette Tax, H. Lee Moffitt Cancer Center, Series A 5.00%, 9/1/18	350	388
		179,767
Georgia 3.5%		
Atlanta Airport, Passenger Fac. Charge, Series B, 5.00%, 1/1/20	2,000	2,304
Atlanta Airport, Series B, 5.00%, 1/1/16	925	940
Atlanta Airport, Series C, 5.00%, 1/1/19	2,000	2,252
Clayton County, Urban Redev. Agency, GO, 5.00%, 2/1/16	730	744
Clayton County, Urban Redev. Agency, GO, 5.00%, 2/1/17	760	806

Clayton County, Urban Redev. Agency, GO, 5.00%, 2/1/18	795	870
Clayton County, Urban Redev. Agency, GO, 5.00%, 2/1/19	840	942
DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/16	725	763
DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/17	800	871
DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/19	1,150	1,307
DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/20	1,375	1,579
Fulton County, Water & Sewer, 5.00%, 1/1/16	2,000	2,032
Fulton County, Water & Sewer, 5.00%, 1/1/17	2,000	2,119
Georgia, Series B, GO, 5.00%, 7/1/17	2,275	2,459
Georgia Private Colleges & Univ. Auth., Emory Univ., Series A 5.00%, 9/1/16	3,000	3,142
Glynn-Brunswick Memorial Hosp. Auth., Southeast Georgia Health, 5.00%, 8/1/24	4,535	5,287
Glynn-Brunswick Memorial Hosp. Auth., Southeast Georgia Health, 5.00%, 8/1/25	4,760	5,575
Gwinnett County School Dist., GO, 5.00%, 2/1/17	1,245	1,325
Main Street Natural Gas, Series B, 5.00%, 3/15/19	3,960	4,334
Municipal Electric Auth. of Georgia, Combined Cycle, Series A 5.00%, 11/1/17	2,200	2,399
Municipal Electric Auth. of Georgia, General Resolution Series B, 5.00%, 1/1/17	1,750	1,855
Municipal Electric Auth. of Georgia, General Resolution Series B, 5.00%, 1/1/18	2,000	2,192
Municipal Electric Auth. of Georgia, Series A, 5.00%, 1/1/16	2,920	2,967
Municipal Electric Auth. of Georgia, Series A, 5.00%, 1/1/21	11,970	13,890
Municipal Electric Auth. of Georgia, Series B, 5.00%, 1/1/16	2,500	2,540
Municipal Electric Auth. of Georgia, Vogtle Units 3 & 4 Series B, 5.00%, 4/1/17	2,200	2,351
Richmond County Board of Ed., GO, 5.00%, 10/1/16	3,000	3,154

Indiana 2.0%		
Indiana Fin. Auth., Franciscan Alliance, Sisters of Saint Francis Health, 5.00%, 11/1/18	3,885	4,332
Indiana Fin. Auth., Franciscan Alliance, Sisters of Saint Francis Health, 5.00%, 11/1/20	2,950	3,344
Indiana Fin. Auth., Indiana Univ. Health, 5.00%, 3/1/16	4,135	4,232
Indiana Fin. Auth., Indiana Univ. Health, 5.00%, 3/1/17	1,930	2,057
Indiana Fin. Auth., Methodist Hosp., Series A, 4.00%, 9/15/15	1,000	1,001
Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/17	1,000	1,073
Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/19	550	615
Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/20	300	338
Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/21	1,295	1,464
Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/22	640	727
Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/23	815	929
Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/24	845	967
Indiana Fin. Auth., Ohio River Bridges, Series B 5.00%, 1/1/19 (1)	7,500	7,868
Indiana HFFA, Ascension Health Alliance, Series A8 5.00%, 11/1/27 (Tender 7/28/16)	8,150	8,487
Jasper County Ind. Economic Dev. Auth., Northern Indiana Public Service, Series B, 5.60%, 11/1/16 (4)	3,835	4,029
		41,463
Kansas 0.3%		
Wichita, Via Christi Health, 5.00%, 11/15/16 (2)	2,000	2,111
Wichita, Via Christi Health, 5.00%, 11/15/17 (2)	1,500	1,641
Wichita, Via Christi Health, Series IV-A, 4.50%, 11/15/15 (2)	900	908
Wichita, Via Christi Health, Series IV-A, 5.00%, 11/15/16 (2)	885	934
Wichita, Via Christi Health, Series IV-A, 5.00%, 11/15/17 (2)	1,000	1,094
		6,688

Kentucky 0.9%		
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health Series A, 5.25%, 6/1/20	3,850	4,415
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health Series A, 5.75%, 6/1/25	4,200	4,724
Kentucky Economic Dev. Fin. Auth., Catholic Health Initiatives Series C, VRDN, 0.06%, 5/1/34	3,000	3,000
Kentucky Public Transportation Infrastructure Auth. Downtown Crossing, Series A, BAN, 5.00%, 7/1/17	5,700	6,115
		18,254
Louisiana 0.1%		
New Orleans, Sewer, 5.00%, 6/1/17	1,000	1,070
		1,070
Maryland 11.3%		
Anne Arundel County, Consolidated General Improvement GO, 4.00%, 4/1/16	2,465	2,520
Anne Arundel County, Consolidated Improvement, GO 5.00%, 4/1/16	3,565	3,665
Anne Arundel County, Consolidated Water & Sewer, GO 4.00%, 4/1/19	840	925
Baltimore City, Consolidated Public Improvement, Series B GO, 5.00%, 10/15/16	2,000	2,106
Baltimore City, Consolidated Public Improvement, Series B GO, 5.00%, 10/15/17	1,000	1,092
Baltimore City, Water, Series C, 5.00%, 7/1/20	1,095	1,271
Baltimore City, Water, Series C, 5.00%, 7/1/21	1,555	1,827
Baltimore City, Water, Series E, 5.00%, 7/1/20	2,225	2,582
Baltimore County, COP, 5.00%, 10/1/16	9,425	9,897
Baltimore County, Consolidated Public Improvement GO, 5.00%, 8/1/19	7,090	8,132
Baltimore County, GO, 5.00%, 8/1/16	7,500	7,827

Baltimore County, Metropolitan District, Series B, GO 5.00%, 8/1/19	5,045	5,786
Frederick, Public Improvement, GO, 5.00%, 9/1/19	4,470	5,123
Gaithersburg, Asbury Maryland Obligated Group Economic Dev., 5.00%, 1/1/21 (9)	6,690	7,369
Gaithersburg, Asbury Maryland Obligated Group Economic Dev., Series B, 5.00%, 1/1/17	1,660	1,733
Maryland, State & Local Fac., GO, 5.00%, 7/15/17	2,670	2,890
Maryland, State & Local Fac., Series A, GO, 5.00%, 3/1/17	5,930	6,331
Maryland, State & Local Fac., Series A, GO, 5.00%, 3/1/19	4,815	5,459
Maryland, State & Local Fac., Series C, GO, 5.00%, 11/1/16	5,700	6,012
Maryland DOT, 5.00%, 12/1/17	6,585	7,214
Maryland DOT, 5.00%, 5/1/19	3,100	3,524
Maryland Economic Dev. Corp., 5.125%, 6/1/20	1,100	1,200
Maryland Economic Dev. Corp., Series B, 5.125%, 6/1/20	2,770	3,022
Maryland Economic Dev. Corp., Public Health Laboratory 5.00%, 6/1/16	2,085	2,159
Maryland HHEFA, Anne Arundel Health, 4.00%, 7/1/18	800	862
Maryland HHEFA, Anne Arundel Health, 4.00%, 7/1/19	1,645	1,796
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/20	1,000	1,145
Maryland HHEFA, Greater Baltimore Medical Center 5.00%, 7/1/17	2,125	2,290
Maryland HHEFA, Greater Baltimore Medical Center 5.25%, 7/1/24	400	458
Maryland HHEFA, Health Pool 85 A & B, Series B, VRDN 0.01%, 4/1/35	3,400	3,400
Maryland HHEFA, LifeBridge Health, 5.00%, 7/1/17	1,230	1,322
Maryland HHEFA, LifeBridge Health, 5.00%, 7/1/18 (Prerefunded 7/1/17) (3)	340	367
Maryland HHEFA, LifeBridge Health, 5.00%, 7/1/18	1,970	2,112
Maryland HHEFA, LifeBridge Health, Carroll Hosp. Series A, 5.00%, 7/1/25	500	562

Maryland HHEFA, LifeBridge Health, Carroll Hosp. Series A, 5.00%, 7/1/27	500	556
Maryland HHEFA, Loyola Univ. Maryland, Series A 5.00%, 10/1/17	1,630	1,772
Maryland HHEFA, Loyola Univ. Maryland, Series A 5.00%, 10/1/18	1,205	1,348
Maryland HHEFA, Peninsula Regional Medical Center 5.00%, 7/1/16 (2)	1,225	1,273
Maryland HHEFA, Washington County Hosp., 5.00%, 1/1/19 (Prerefunded 1/1/18) (3)	3,495	3,811
Maryland HHEFA, Washington County Hosp., 5.25%, 1/1/22 (Prerefunded 1/1/18) (3)	2,730	2,992
Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/21	4,040	4,611
Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/23	9,000	10,387
Maryland Stadium Auth., Baseball Stadium, Series B 5.00%, 12/15/16 (1)	5,880	6,215
Maryland Transportation Auth., BWI Airport Parking Series A, 5.00%, 3/1/18	4,185	4,596
Montgomery County, Consolidated Public Improvement Series A, GO, 5.00%, 11/1/18	12,960	14,600
Montgomery County, Metrorail Parking, Garage, 5.00%, 6/1/17	1,780	1,913
Montgomery County, Series B, GO, 5.00%, 11/1/21	10,000	11,932
Prince George's County, Consolidated Public Improvement Series B, GO, 5.00%, 7/15/16	6,875	7,161
Prince George's County, Consolidated Public Improvement Series B, GO, 5.00%, 9/15/16	10,610	11,131
Prince George's County, Equipment Acquisition Program, COP 4.00%, 10/15/16	5,865	6,107
Prince George's County, Series B, GO, 5.00%, 7/15/19	2,520	2,724
State of Maryland, Series B, GO, 4.50%, 8/1/17	4,000	4,298
Univ. of Maryland, Auxiliary Fac. & Tuition, Series D 5.00%, 10/1/18	3,905	4,390
Washington Suburban Sanitary Dist., Public Improvement, GO 4.00%, 6/1/20	3,000	3,362

Washington Suburban Sanitary Dist., Public Improvement, GO 5.00%, 6/1/19	11,000	12,559
Washington Suburban Sanitary Dist., Public Improvement Series A, GO, 4.00%, 6/1/19	6,075	6,714
		238,432
Massachusetts 1.7%		
Massachusetts, Series A, GO, 5.00%, 4/1/18	5,000	5,525
Massachusetts, Series B, GO, 5.00%, 8/1/18	5,000	5,584
Massachusetts, Series F, GO, 5.00%, 11/1/25	10,000	11,841
Massachusetts Dev. Fin. Agency, Berkshire Health, Series G 4.00%, 10/1/15	700	702
Massachusetts Dev. Fin. Agency, Berkshire Health, Series G 5.00%, 10/1/17	1,235	1,324
Massachusetts Port Auth., Series B, 4.00%, 7/1/18	500	543
Massachusetts Port Auth., Series B, 4.00%, 7/1/20	1,000	1,116
Massachusetts Port Auth., Series B, 5.00%, 7/1/17	175	189
Massachusetts Port Auth., Series B, 5.00%, 7/1/19	655	747
Massachusetts School Building Auth., Sales Tax, Series B 5.00%, 8/15/17	3,000	3,256
Massachusetts School Building Auth., Sales Tax, Series B 5.00%, 8/15/18	4,000	4,476
		35,303
Michigan 0.6%		
Michigan Fin. Auth., State Revolving Fund, Clean Water 5.00%, 10/1/18	7,000	7,872
Wayne County Airport Auth., Detroit, 5.25%, 12/1/17 (1)(4)	4,260	4,303
		12,175
Minnesota 2.2%		
Minnesota, Fund Appropriation, Series B, 5.00%, 3/1/18	5,300	5,842

Minnesota, Series A, GO, 5.00%, 8/1/18	10,000	11,174
Minnesota, Series E, GO, 5.00%, 10/1/16	5,600	5,885
Minnesota, Series E, GO, 5.00%, 10/1/17	5,600	6,103
Minnesota, Series E, GO, 5.00%, 10/1/18	5,600	6,290
Minnesota, Trunk Highway, Series B, GO, 5.00%, 8/1/16	4,715	4,920
Minnesota, Various Purpose, Series D, GO, 5.00%, 8/1/16	6,050	6,313
		46,527
Mississippi 1.1%		
Mississippi Business Fin. Corp., Chevron USA, VRDN 0.01%, 11/1/35	7,300	7,300
Mississippi Dev. Bank, Harrison County Highway, Series A 5.00%, 1/1/17	500	530
Mississippi Dev. Bank, Harrison County Highway, Series A 5.00%, 1/1/18	1,720	1,885
Mississippi Dev. Bank, Harrison County Highway, Series A 5.00%, 1/1/19	1,750	1,968
Mississippi Dev. Bank, Harrison County Highway, Series A 5.00%, 1/1/20	1,750	2,014
Mississippi Dev. Bank, Laurel Highway, Series B 4.00%, 1/1/20	1,485	1,646
Mississippi Dev. Bank, Madison County Highway, Series C 5.00%, 1/1/19	1,230	1,384
Mississippi Dev. Bank, Madison County Highway, Series C 5.00%, 1/1/20	1,515	1,743
Mississippi Hosp. Equipment Fac. Auth., Northern Mississippi Health Services, Series 1, 5.00%, 10/1/17	5,290	5,733
		24,203
Missouri 0.4%		
Missouri HEFA, Washington Univ., Series C, VRDN 0.01%, 9/1/30	2,500	2,500
Missouri Highway & Transportation Commission, Series A 5.00%, 5/1/17	675	725

Missouri Highway & Transportation Commission, Series A 5.00%, 5/1/18	3,375	3,745
Missouri Highway & Transportation Commission, Series B 5.00%, 5/1/18	960	1,065
		8,035
Nevada 0.5%		
Clark County School Dist., Series C, GO, 5.00%, 6/15/17	2,000	2,153
Nevada, Unemployment Compensation Fund, 5.00%, 6/1/17	6,000	6,460
Reno, Renown Health Center, Series A, 5.00%, 6/1/16	1,085	1,113
		9,726
New Hampshire 0.2%		
New Hampshire Turnpike, Series B, 5.00%, 2/1/16	3,495	3,565
		3,565
New Jersey 1.8%		
New Jersey Economic Dev. Auth., 5.00%, 6/15/16	5,250	5,397
New Jersey Economic Dev. Auth., School Fac. Construction Series W1, 5.00%, 3/1/19 (Prerefunded 3/1/18) (3)	990	1,092
New Jersey Economic Dev. Auth., School Fac. Construction Series W2, 5.00%, 3/1/19 (Prerefunded 3/1/18) (3)	10	11
New Jersey Health Care Fac. Fin. Auth., Barnabas Health Series A, 5.00%, 7/1/18	1,750	1,917
New Jersey Health Care Fac. Fin. Auth., Barnabas Health Series A, 5.00%, 7/1/19	1,450	1,618
New Jersey Health Care Fac. Fin. Auth., Meridian Health 5.00%, 7/1/16	1,000	1,037
New Jersey Health Care Fac. Fin. Auth., Meridian Health 5.00%, 7/1/17	1,000	1,076
New Jersey Higher Ed. Student Assistance Auth., Series 1A 5.00%, 12/1/15	3,600	3,641
New Jersey Higher Ed. Student Assistance Auth., Series A 5.00%, 6/1/16	1,060	1,094

New Jersey Higher Ed. Student Assistance Auth., Series A 5.00%, 6/1/17	1,060	1,126
New Jersey Higher Ed. Student Assistance Auth., Series A 5.00%, 6/1/18	1,250	1,358
New Jersey Higher Ed. Student Assistance Auth., Series A 5.25%, 6/1/20	1,900	2,104
New Jersey Transportation Trust Fund Auth., Series B 5.00%, 6/15/16	3,200	3,296
New Jersey Transportation Trust Fund Auth., Series B 5.00%, 6/15/17	2,000	2,106
New Jersey Transportation Trust Fund Auth., Series B-3 5.00%, 12/15/18	1,635	1,745
New Jersey Transportation Trust Fund Auth., Series C 5.50%, 12/15/16 (6)	1,020	1,077
New Jersey Transportation Trust Fund Auth., Series C 5.50%, 12/15/17 (6)	4,000	4,341
New Jersey Turnpike Auth., Series A, 5.00%, 1/1/17	1,050	1,111
New Jersey Turnpike Auth., Series A, 5.00%, 1/1/19	500	560
Tobacco Settlement Fin. Corp., Series 1A 5.00%, 6/1/16	1,900	1,956
		37,663
New York 15.2%		
Build New York City Resource Corp., YMCA of Greater New York 5.00%, 8/1/16	800	833
Build New York City Resource Corp., YMCA of Greater New York 5.00%, 8/1/17	650	701
Dormitory Auth. of the State of New York, Culinary Institute of America, 4.00%, 7/1/16	300	307
Dormitory Auth. of the State of New York, Culinary Institute of America, 5.00%, 7/1/17	300	318
Dormitory Auth. of the State of New York, Culinary Institute of America, 5.00%, 7/1/18	320	347
Dormitory Auth. of the State of New York, Culinary Institute of America, 5.00%, 7/1/19	395	436

Dormitory Auth. of the State of New York, Mount Sinai Hosp. Series A, 5.00%, 7/1/18	4,400	4,863
Dormitory Auth. of the State of New York, New York Univ. Hosp. Center, Series A, 5.00%, 7/1/16	1,600	1,660
Dormitory Auth. of the State of New York, Pace Univ., Series A 4.00%, 5/1/18	1,230	1,283
Dormitory Auth. of the State of New York, Personal Income Tax Series A, 5.00%, 2/15/20	3,550	4,095
Dormitory Auth. of the State of New York, Personal Income Tax Series A, 5.00%, 12/15/20	5,000	5,872
Dormitory Auth. of the State of New York, Personal Income Tax Series C, 5.00%, 3/15/17	20,000	21,348
Dormitory Auth. of the State of New York, Sales Tax Series A, 5.00%, 3/15/17	7,500	8,012
Long Island Power Auth., Electric, Series A, 5.00%, 12/1/19 (Prerefunded 1/1/16) (3)(4)	1,160	1,201
Long Island Power Auth., Electric, Series E, 5.00%, 12/1/17 (5)	1,435	1,514
Long Island Power Auth., Electric, Series E, 5.00%, 12/1/18 (5)	1,045	1,102
Metropolitan Transportation Auth., Series B1, 5.00%, 11/15/15	5,000	5,050
Metropolitan Transportation Auth., Series D, 5.00%, 11/15/17	6,955	7,599
Metropolitan Transportation Auth., Series D-2B 0.73%, 11/1/32 (Tender 5/15/18)	3,700	3,699
Metropolitan Transportation Auth., Series F, 5.00%, 11/15/18	3,355	3,772
Metropolitan Transportation Auth., Series G, 5.00%, 11/15/16	5,710	6,025
Metropolitan Transportation Auth., Series G, 5.00%, 11/15/17	5,000	5,463
Metropolitan Transportation Auth., Series H, 5.00%, 11/15/18	4,800	5,396
Metropolitan Transportation Auth., Series H, 5.00%, 11/15/19	2,310	2,655
Nassau County Local Economic Assistance Corp. South Nassau Communities Hosp., 4.00%, 7/1/16	1,475	1,514
Nassau County Local Economic Assistance Corp. South Nassau Communities Hosp., 5.00%, 7/1/17	660	705
Nassau County Local Economic Assistance Corp. South Nassau Communities Hosp., 5.00%, 7/1/19	3,730	4,173

Nassau County Local Economic Assistance Corp. Winthrop Univ. Hosp., 4.00%, 7/1/17	650	680
Nassau County Local Economic Assistance Corp. Winthrop Univ. Hosp., 5.00%, 7/1/22	1,000	1,139
New York City, Series A, GO, 5.00%, 8/1/17	15,000	16,257
New York City, Series B, GO, 5.00%, 8/1/16	2,200	2,296
New York City, Series B, GO, 5.00%, 8/1/17	2,530	2,742
New York City, Series C, GO, 5.00%, 8/1/16	8,100	8,454
New York City, Series D, GO, 5.00%, 8/1/17	3,000	3,251
New York City, Series D, GO, 5.00%, 8/1/24	10,000	11,850
New York City, Series E, GO, 5.00%, 8/1/16	2,075	2,166
New York City, Series E, GO, 5.00%, 8/1/21	6,000	6,944
New York City, Series G, GO, 5.00%, 8/1/17	1,390	1,506
New York City, Series H, GO, 5.00%, 8/1/20	5,575	6,476
New York City, Series H-A, GO, 5.00%, 3/1/17	1,840	1,964
New York City, Series I-1, GO, 5.00%, 8/1/16	12,295	12,833
New York City IDA, Terminal One Group, 5.50%, 1/1/16 (1)	1,930	1,961
New York City IDA, Terminal One Group, VR, 5.50%, 1/1/21 (1)	1,500	1,525
New York City Municipal Water Fin. Auth., Water & Sewer Series CC, 5.00%, 6/15/19	5,000	5,483
New York City Transitional Fin. Auth., Future Tax 4.00%, 11/1/16	2,590	2,702
New York City Transitional Fin. Auth., Future Tax 4.00%, 11/1/16 (2)	4,350	4,537
New York City Transitional Fin. Auth., Future Tax, Series A 5.00%, 11/1/18	9,125	10,293
New York City Transitional Fin. Auth., Future Tax, Series B 5.00%, 11/1/18	6,000	6,768
New York City Transitional Fin. Auth., Future Tax, Series B 5.00%, 11/1/19	5,000	5,765
New York City Transitional Fin. Auth., Future Tax, Series F-1 5.00%, 5/1/22	10,000	11,880

New York State Environmental Fac. Corp., Municipal Water Fin. Auth., Series K, 5.50%, 6/15/16	4,885	5,091
New York State Mortgage Agency, Single Family, VRDN 0.01%, 10/1/37 (1)	2,400	2,400
New York State Thruway Auth., Dedicated Tax Fund, Series B 5.00%, 4/1/18 (7)	6,990	7,018
New York State Thruway Auth., Series A, 5.00%, 5/1/19	7,000	7,908
New York State Thruway Auth., Series I, 5.00%, 1/1/20	1,445	1,655
New York State Urban Dev. Corp., Personal Income Tax Series A, 5.00%, 3/15/17	25,405	27,118
New York State Urban Dev. Corp., Personal Income Tax Series A, 5.00%, 3/15/18	5,000	5,521
Port Auth. of New York & New Jersey, 5.00%, 10/15/22 (1)	6,850	7,982
Sales Tax Asset Receivable Corp., Series A, 5.00%, 10/15/22	3,310	3,994
Suffolk County Economic Dev. Corp., Catholic Health Services of Long Island, 5.00%, 7/1/16	1,160	1,202
Suffolk County Economic Dev. Corp., Catholic Health Services of Long Island, 5.00%, 7/1/20	345	395
Syracuse IDA, Syracuse Univ., Series B, VRDN, 0.01%, 12/1/37	1,000	1,000
Tobacco Settlement Fin. Corp., Series B, 5.00%, 6/1/17	3,500	3,765
Tobacco Settlement Fin. Corp., Series B, 5.00%, 6/1/18	6,300	6,986
Triborough Bridge & Tunnel Auth., Series B, 5.00%, 11/15/18	2,500	2,824
Triborough Bridge & Tunnel Auth., Series B, 5.00%, 11/15/19	2,000	2,311
Utility Debt Securitization Auth., Series TE, 5.00%, 12/15/18	1,000	1,059
Westchester County Local Dev. Corp., Kendal on Hudson 2.00%, 1/1/16	780	782
Westchester County Local Dev. Corp., Kendal on Hudson 3.00%, 1/1/17	810	829
		319,255
North Carolina 5.0%		
Charlotte-Mecklenburg Hosp. Auth., VRDN, 0.01%, 1/15/37	9,000	9,000

Charlotte-Mecklenburg Hosp. Auth., Series B, VRDN 0.01%, 1/15/38	200	200
Guilford County, Series C, GO, 4.00%, 2/1/16	1,565	1,590
North Carolina, Capital Improvement Obligation, Series C 5.00%, 5/1/16	6,540	6,750
North Carolina, Series A, GO, 5.00%, 6/1/18	12,500	13,906
North Carolina, Series E, GO, 5.00%, 5/1/18	2,500	2,774
North Carolina Capital Fac. Fin. Agency, High Point Univ. 4.00%, 5/1/16	1,770	1,810
North Carolina Eastern Municipal Power Agency 6.00%, 1/1/18 (2)(7)	15,055	16,861
North Carolina Eastern Municipal Power Agency, Series A 5.00%, 1/1/16 (2)	1,750	1,778
North Carolina Eastern Municipal Power Agency, Series A 5.25%, 1/1/20 (Prerefunded 1/1/18) (3)	10,835	11,942
North Carolina Eastern Municipal Power Agency, Series B 5.00%, 1/1/17 (2)	5,000	5,299
North Carolina Eastern Municipal Power Agency, Series D 5.00%, 1/1/23 (Prerefunded 7/1/22) (3)	10,430	12,530
North Carolina Medical Care Commission, Cape Fear Valley Health, Series A, 4.00%, 10/1/15	6,790	6,811
North Carolina Medical Care Commission, Cape Fear Valley Health, Series A, 4.00%, 10/1/16	2,500	2,593
North Carolina Medical Care Commission, Wake Forest Baptist Series B, 4.00%, 12/1/16	1,250	1,303
North Carolina Medical Care Commission, Wake Forest Baptist Series B, 5.00%, 12/1/18	1,350	1,507
North Carolina Medical Care Commission, Wake Forest Baptist Series B, 5.00%, 12/1/23	2,000	2,318
North Carolina Municipal Power Agency #1, Catawba Electric Series A, 5.25%, 1/1/17	1,980	2,104
North Carolina Municipal Power Agency #1, Catawba Electric Series A, 5.25%, 1/1/17 (2)	1,110	1,180
North Carolina Municipal Power Agency #1, Catawba Electric Series E, 5.00%, 1/1/23 (10)	1,500	1,752

Raleigh-Durham Airport Auth., Series B, 4.00%, 11/1/15	2,000	2,013
		106,021
Ohio 1.3%		
Columbus, Series A, GO, 5.00%, 2/15/19	5,860	6,620
Ohio, Infrastructure, Series B, GO, 5.00%, 9/1/18	6,360	7,130
Ohio Air Quality Dev. Auth., FirstEnergy Solutions, Series A PCR, 5.75%, 6/1/33 (Tender 6/1/16)	1,500	1,544
Ohio Air Quality Dev. Auth., FirstEnergy Solutions, Series D 2.25%, 8/1/29 (Tender 9/15/16)	8,450	8,487
Ohio Water Dev. Auth., FirstEnergy Solutions, Nuclear, Series B PCR, 2.20%, 6/1/33 (Tender 6/1/16)	4,700	4,717
		28,498
Pennsylvania 3.1%		
Beaver County IDA, FirstEnergy Solutions, Series A, PCR 2.20%, 1/1/35 (Tender 7/1/16)	3,500	3,514
Butler County Hosp. Auth., Butler Health, 4.00%, 7/1/20	1,000	1,088
Butler County Hosp. Auth., Butler Health, 4.00%, 7/1/21	325	353
Butler County Hosp. Auth., Butler Health, 5.00%, 7/1/22	315	359
Butler County Hosp. Auth., Butler Health, 5.00%, 7/1/23	355	407
Butler County Hosp. Auth., Butler Health, 5.00%, 7/1/24	1,000	1,148
Delaware River Joint Toll Bridge Commission, Series A 3.00%, 7/1/17	250	260
Delaware River Joint Toll Bridge Commission, Series A 4.00%, 7/1/16	500	515
Pennsylvania, Series A, GO, 5.00%, 5/1/17	14,000	15,005
Pennsylvania Economic Dev. Fin. Auth., Waste Management IDRB, 1.75%, 12/1/33 (Tender 12/1/15)	5,500	5,515
Pennsylvania Housing Fin. Agency, Single Family, Series 88B VRDN, 0.04%, 10/1/36 (1)	19,925	19,925
Pennsylvania IDA, 5.00%, 7/1/16 (2)	1,245	1,294
Pennsylvania IDA, 5.00%, 7/1/16	2,130	2,211

Philadelphia Airport, Series A, 4.00%, 6/15/16	4,065	4,177
Philadelphia Airport, Series C, 5.00%, 6/15/17 (1)	7,525	8,064
Saint Mary Hosp. Auth., Catholic Health East Trinity Series A, 4.00%, 11/15/15	1,140	1,149
Saint Mary Hosp. Auth., Catholic Health East Trinity Series B, 5.00%, 11/15/15	1,140	1,151
		66,135
South Carolina 1.4%		
Piedmont Municipal Power Agency, Electric, Series A 5.00%, 1/1/23 (10)	1,330	1,552
South Carolina Jobs Economic Dev. Auth., Bon Secours Health 4.00%, 11/1/15	425	427
South Carolina Jobs Economic Dev. Auth., Bon Secours Health 4.50%, 11/1/17	1,200	1,285
South Carolina Jobs Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/18	4,500	4,992
South Carolina Jobs Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/19	2,450	2,777
South Carolina Jobs Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/20	2,500	2,872
South Carolina Jobs Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/24	3,000	3,428
South Carolina Public Service, Series B, 5.00%, 1/1/22 (4)	2,830	2,876
South Carolina Public Service Auth., Santee Cooper, Series C 5.00%, 12/1/15	3,200	3,239
South Carolina Public Service Auth., Santee Cooper, Series C 5.00%, 12/1/16	5,000	5,286
		28,734
South Dakota 0.0%		
South Dakota HEFA, Regional Health, 5.00%, 9/1/16	1,000	1,043
		1,043

Tennessee 1.0%		
Shelby County Health Ed. & Housing Fac. Board Methodist Le Bonheur Healthcare, Series C, 5.00%, 6/1/16	1,500	1,547
Tennessee Energy Acquisition Corp., Goldman Sachs, Series A 5.00%, 9/1/16	2,000	2,088
Tennessee Energy Acquisition Corp., Goldman Sachs, Series A 5.25%, 9/1/17	7,565	8,169
Tennessee Energy Acquisition Corp., Goldman Sachs, Series A 5.25%, 9/1/18	2,950	3,256
Tennessee Energy Acquisition Corp., Goldman Sachs, Series A 5.25%, 9/1/19	4,155	4,656
Tennessee Energy Acquisition Corp., Goldman Sachs, Series C 5.00%, 2/1/22	1,300	1,456
		21,172
Texas 6.5%		
Central Texas Regional Mobility Auth., 5.00%, 1/1/18	250	266
Central Texas Regional Mobility Auth., 5.00%, 1/1/19	750	813
Central Texas Regional Mobility Auth., Series A, 5.00%, 1/1/16	1,000	1,014
Central Texas Regional Mobility Auth., Series A, 5.00%, 1/1/17	500	527
Central Texas Regional Mobility Auth., Series A, 5.00%, 1/1/18	500	543
Central Texas Regional Mobility Auth., Series A, 5.00%, 1/1/20	400	452
Central Texas Regional Mobility Auth., Series A, 5.00%, 1/1/21	500	571
Dallas-Fort Worth Int'l. Airport, Series F, 5.00%, 11/1/25 (1)	8,000	9,117
Garland Independent School Dist., GO, 5.00%, 2/15/23	11,470	13,367
Harris County Cultural Ed. Fac., Houston Methodist Hosp. Series B, 5.25%, 12/1/16	1,000	1,058
Harris County Cultural Ed. Fac., Houston Methodist Hosp. Series C1, VRDN, 0.01%, 12/1/24	2,700	2,700
Harris County Cultural Ed. Fac., Houston Methodist Hosp. Series C2, VRDN, 0.01%, 12/1/27	5,480	5,480
Harris County Cultural Ed. Fac., Texas Children's Hosp. 5.00%, 10/1/28	3,110	3,642

Houston, Airport, Series A, 5.00%, 7/1/16 (1)	3,400	3,533
Houston, Pubic Improvement, Series A, GO, 5.00%, 3/1/19	2,470	2,795
Lower Colorado River Auth., Transmission Services, Series B 5.00%, 5/15/17	5,750	6,171
North Texas Tollway Auth., Series A, 5.00%, 1/1/22	1,200	1,405
North Texas Tollway Auth., Series A, 5.00%, 1/1/23	2,020	2,377
Sam Rayburn Municipal Power Agency, 5.00%, 10/1/17	3,250	3,521
San Antonio, GO, 5.00%, 2/1/22	13,500	16,056
San Antonio Electric & Gas, 5.00%, 2/1/20	10,000	11,560
Tarrant County Cultural Ed. Fac. Fin. Corp. Baylor Scott & White Health, 5.00%, 8/15/16	1,205	1,254
Tarrant County Cultural Ed. Fac. Fin. Corp. Baylor Scott & White Health, 5.00%, 8/15/16 (2)	95	99
Tarrant County Cultural Ed. Fac. Fin. Corp. Baylor Scott & White Health, 5.00%, 8/15/17	1,805	1,942
Tarrant County Cultural Ed. Fac. Fin. Corp. Baylor Scott & White Health, 5.00%, 8/15/17 (2)	145	157
Tarrant County Cultural Ed. Fac. Fin. Corp. Baylor Scott & White Health, 5.00%, 8/15/18	3,285	3,631
Tarrant County Cultural Ed. Fac. Fin. Corp. Baylor Scott & White Health, 5.00%, 8/15/18 (2)	260	291
Tarrant County Cultural Ed. Fac. Fin. Corp. Baylor Scott & White Health, 5.00%, 8/15/19	4,040	4,567
Tarrant County Cultural Ed. Fac. Fin. Corp. Baylor Scott & White Health, 5.00%, 8/15/19 (2)	320	368
Tarrant County Cultural Ed. Fac. Fin. Corp. Texas Health Resources, Series A, 5.00%, 2/15/16	2,370	2,421
Texas, Series A, GO, 5.00%, 10/1/19	2,525	2,903
Texas, Series A, GO, 5.00%, 10/1/20	3,000	3,519
Texas Municipal Gas Acquisition & Supply I, Merrill Lynch Series D, 5.625%, 12/15/17	2,135	2,262
Texas Municipal Gas Acquisition & Supply I, Merrill Lynch Series D, 6.25%, 12/15/26	13,000	15,544

Texas Municipal Gas Acquisition & Supply III, Macquarie Group 5.00%, 12/15/27	7,185	7,873
Texas PFA, Unemployment Obligation Trust, Series B 4.00%, 7/1/17	2,200	2,304
		136,103
Utah 0.7%		
Intermountain Power Agency, Series A, 5.00%, 7/1/18	2,400	2,668
Murray City, IHC Health, Series D, VRDN, 0.01%, 5/15/37	4,880	4,880
Riverton Hosp., IHC Health, 5.00%, 8/15/20	2,000	2,280
Utah, GO, 5.00%, 7/1/18	3,825	4,267
		14,095
Virginia 6.4%		
Arlington County, Public Improvement, 5.00%, 8/1/20 (Prerefunded 8/1/16) (3)	995	1,038
Arlington County, Public Improvement, 5.00%, 8/1/20 (Prerefunded 8/1/16) (3)	1,505	1,570
Arlington County IDA, Virginia Hosp. Center, 5.00%, 7/1/18	1,150	1,266
Charles City County Economic Dev. Auth., Waste Management Series A, 3.125%, 2/1/29 (Tender 11/1/16)	2,100	2,159
Fairfax County Economic Dev. Auth., Gov't. Center Properties 5.00%, 5/15/18	2,035	2,257
Fairfax County Economic Dev. Auth., Joint Public Uses Complex 5.00%, 5/15/18	5,150	5,713
Fairfax County Economic Dev. Auth., Laurel Hill Public Fac. 5.00%, 6/1/17	2,905	3,126
Fairfax County Economic Dev. Auth., Special Project, Route 28 Transportation, 4.00%, 4/1/17	2,375	2,503
Fairfax County IDA, Inova Health, Series A, 4.00%, 5/15/18	450	486
Fairfax County IDA, Inova Health, Series A, 5.00%, 5/15/19	200	227
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, Medicorp Health, 5.00%, 6/15/16	4,790	4,918

Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, Medicorp Health, 5.00%, 6/15/17	1,675	1,764
Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/18	1,400	1,552
Hampton Roads Sanitation Dist., Wastewater, Series A 5.00%, 7/1/22	850	1,018
Henrico County Economic Dev. Auth., Bon Secours Health 4.00%, 11/1/16	1,750	1,815
Loudoun County, Series B, GO, 5.00%, 12/1/20	2,250	2,657
Norfolk Airport Auth., Series A, 5.00%, 7/1/16	1,570	1,626
Norfolk Water, 5.00%, 11/1/20	1,000	1,173
Roanoke Economic Dev. Auth., Carilion Clinic, 5.00%, 7/1/16	1,500	1,557
Roanoke Economic Dev. Auth., Carilion Clinic, 5.00%, 7/1/18	2,500	2,764
Roanoke Economic Dev. Auth., Carilion Clinic, Series B 5.00%, 7/1/18 (6)	800	884
Virginia College Building Auth., 21st Century College, Series B 5.00%, 2/1/19	1,800	2,032
Virginia College Building Auth., Ed. Fac., Series A 5.00%, 2/1/18	5,000	5,497
Virginia College Building Auth., Public Higher Ed. Fin. Program Series A, 5.00%, 9/1/17	1,155	1,255
Virginia College Building Auth., Public Higher Ed. Fin. Program Series B, 5.00%, 9/1/16	2,600	2,724
Virginia Public Building Auth., Series A, 5.00%, 8/1/22	5,135	6,059
Virginia Public Building Auth., Series C, 5.00%, 8/1/17	2,895	3,136
Virginia Public School Auth., 1997 Resolution, Series B, GO 5.00%, 8/1/18	12,375	13,826
Virginia Resources Auth., Series A, 5.00%, 11/1/16	1,000	1,055
Virginia Small Business Fin. Auth., Sentara Healthcare 5.00%, 11/1/17	1,630	1,778
Virginia Transportation Board, 5.00%, 5/15/17	4,910	5,281
Virginia Transportation Board, 5.00%, 5/15/21	7,965	9,390

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,050,814)	$ 2,083,299
Interest receivable	23,774
Receivable for shares sold	1,915
Cash	737
Other assets	70
Total assets	2,109,795
Liabilities	
Payable for shares redeemed	3,699
Payable for investment securities purchased	3,285
Investment management fees payable	698
Due to affiliates	27
Other liabilities	593
Total liabilities	8,302
NET ASSETS	**$ 2,101,493**
Net Assets Consist of:	
Undistributed net investment income	$ 160
Accumulated undistributed net realized loss	(666)
Net unrealized gain	32,485
Paid-in capital applicable to 373,638,712 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	2,069,514
NET ASSETS	**$ 2,101,493**
NET ASSET VALUE PER SHARE	
Investor Class	
($2,094,457,653 / 372,385,898 shares outstanding)	**$ 5.62**
Advisor Class	
($7,034,983 / 1,252,814 shares outstanding)	**$ 5.62**

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

		6 Months Ended 8/31/15		Year Ended 2/28/15
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	14,503	$	30,004
Net realized gain (loss)		(463)		1,943
Change in net unrealized gain / loss		(12,867)		(8,162)
Increase in net assets from operations		1,173		23,785
Distributions to shareholders				
Net investment income				
Investor Class		(14,462)		(29,898)
Advisor Class		(37)		(81)
Net realized gain				
Investor Class		–		(1,112)
Advisor Class		–		(5)
Decrease in net assets from distributions		(14,499)		(31,096)
Capital share transactions*				
Shares sold				
Investor Class		239,152		574,929
Advisor Class		2,329		7,130
Distributions reinvested				
Investor Class		11,546		25,369
Advisor Class		35		83
Shares redeemed				
Investor Class		(261,820)		(455,674)
Advisor Class		(5,700)		(2,950)
Increase (decrease) in net assets from capital share transactions		(14,458)		148,887
Net Assets				
Increase (decrease) during period		(27,784)		141,576
Beginning of period		2,129,277		1,987,701
End of period	**$**	**2,101,493**	**$**	**2,129,277**
Undistributed net investment income		160		156

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide, consistent with modest price fluctuation, a high level of income exempt from federal income taxes by investing primarily in short- and intermediate-term investment-grade municipal securities. The fund has two classes of shares: the Tax-Free Short-Intermediate Fund original share class, referred to in this report as the Investor Class, offered since December 23, 1983, and the Tax-Free Short-Intermediate Fund–Advisor Class (Advisor Class), offered since August 8, 2012. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On August 31, 2015, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their fair values. There were no material transfers between Levels 1 and 2 during the six months ended August 31, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $151,579,000 and $145,772,000, respectively, for the six months ended August 31, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At August 31, 2015, the cost of investments for federal income tax purposes was $2,050,726,000. Net unrealized gain aggregated $32,573,000 at period-end, of which $33,517,000 related to appreciated investments and $944,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2015, the effective annual group fee rate was 0.29%.

The Advisor Class is also subject to a contractual expense limitation through June 30, 2017. During the limitation period, Price Associates is required to waive its management fee or pay expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.85%. The class is required to repay Price Associates for expenses previously paid and management fees waived to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. Pursuant to this agreement, $1,000 of expenses were waived/paid by Price Associates during the six months ended August 31, 2015. Including these amounts, management fees waived and expenses previously paid by Price Associates in the amount of $2,000 remain subject to repayment by the fund at August 31, 2015.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended August 31, 2015, expenses incurred pursuant to these service agreements were $54,000 for Price Associates and $119,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

As of August 31, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 34,412,351 shares of the Investor Class, and 43,783 shares of the Advisor Class, aggregating 9% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceed $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Fund’s Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for comparable funds. The information also indicated that the total expense ratio (for the Investor Class) was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds, and the total expense ratio (for the Advisor Class) was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 15, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 15, 2015

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date October 15, 2015